SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a)
OF THE SECURITIES EXCHANGE ACT OF 1934

	Filed by the Registrant	[X]
	Filed by a Party other than the Registrant	[ ]

Check the appropriate box:

[ ]	Preliminary Proxy Statement
[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]	Definitive Proxy Statement
[ ]	Definitive Additional Materials
[ ]	Soliciting Material under Rule 14a-12

The North Carolina Capital Management Trust
(Name of Registrant as Specified In Its Charter)

Payment of Filing Fee (Check the appropriate box):

[X]	No fee required.
[ ]	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
(1) Title of each class of securities to which transaction applies:
(2) Aggregate number of securities to which transaction applies:
(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:
(4) Proposed maximum aggregate value of transaction:
(5) Total Fee Paid:
[ ]	Fee paid previously with preliminary materials.
[ ]

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid:
(2) Form, Schedule or Registration Statement No.:
(3) Filing Party:
(4) Date Filed:

Proxy Materials

PLEASE CAST YOUR VOTE NOW!

The North Carolina Capital Management Trust:

CashPortfolio

Term Portfolio

Dear Shareholder:

On October 22, 2015, The North Carolina Capital Management Trust will hold a special meeting of shareholders of Cash Portfolio and Term Portfolio (the funds). The purpose of the meeting is to provide you with the opportunity to vote on important proposals that affect the funds and your investment in them. As a shareholder, you have the opportunity to voice your opinion on the matters that affect your funds. This package contains information about the proposals and the materials to use when casting your vote.

Please read the enclosed materials and cast your vote on the proxy card(s). Please vote your shares promptly. Your vote is extremely important, no matter how large or small your holdings may be.

Each of the proposals have been carefully reviewed by the Board of Trustees. The Trustees believe these proposals are in the interests of shareholders. They recommend that you vote for each proposal.

The following Q&A is provided to assist you in understanding the proposals. Each of the proposals is described in greater detail in the enclosed proxy statement.

Voting is quick and easy. Everything you need is enclosed. To cast your vote, simply complete the proxy card(s) enclosed in this package. Be sure to sign the card(s) before mailing them in the postage-paid envelope. You may also vote your shares by touch-tone telephone or through the Internet. Simply call the toll-free number or visit the web site indicated on your proxy card(s), enter the control number found on the card(s), and follow the recorded or on-line instructions.

If you have any questions before you vote, please call the funds' distribution agent, Capital Management of the Carolinas, L.L.C. at 1-800-222-3232. We'll be glad to help you get your vote in quickly. Thank you for your participation in this important initiative.

Sincerely,

The North Carolina Capital Management Trust

Important information to help you understand and vote on the proposals

Please read the full text of the proxy statement. Below is a brief overview of the proposals to be voted upon. Your vote is important. We appreciate you placing your trust in The North Carolina Capital Management Trust.

What proposals am I being asked to vote on?

You are being asked to vote on the following proposals, depending on the fund in which you invest in:

For Cash Portfolio and Term Portfolio shareholders:

1. To elect a Board of Trustees.

For Cash Portfolio shareholders only:

2A. To modify Cash Portfolio's fundamental concentration policy. Shareholder approval of this policy change would enable Cash Portfolio to operate as a government money market fund. By operating as a government money market fund, the fund will seek to maintain a stable net asset value per share (NAV) and will not be subject to liquidity fees or redemption gates under the rules governing the operations of money market funds.

2B. To modify Cash Portfolio's fundamental investment policy.

1. To elect a Board of Trustees.

What role does the Board play?

The Trustees serve as the fund shareholders' representatives. Members of the Board are fiduciaries and have an obligation to serve the best interests of shareholders, including consideration of policy changes. In addition, the Trustees review fund performance, oversee fund activities, and review contractual arrangements with companies that provide services to the funds.

2A. To modify Cash Portfolio's fundamental concentration policy.

Why am I being asked to vote on this proposal?

You are being asked to approve changes to Cash Portfolio's fundamental concentration policy that would enable the fund to operate as a government money market fund, which is a fund that invests 99.5% of its total assets in cash, government securities and repurchase agreements that are collateralized fully (i.e. collateralized by cash or government securities). Currently, the fund operates as a "prime" money market fund, which means that it can invest in high-quality, U.S. dollar-denominated, short-term money market securities from government and private issuers, including corporations and banks.

How will the fund be converted to a government money market fund?

If shareholders approve the proposal, the fund will remove its policy to concentrate in the financial services industry and will adopt a principal investment strategy to normally invest at least 99.5% of its total assets in cash, U.S. Government Securities, and/or repurchase agreements that are collateralized fully (i.e. collateralized by cash or government securities). The fund also currently intends to change its name to "Government Portfolio."

2B. To modify Cash Portfolio's fundamental investment policy.

Why am I being asked to vote on this proposal?

You are being asked to approve changes intended to modernize Cash Portfolio's fundamental investment policy and, assuming shareholders approve the changes to Cash Portfolio's fundamental concentration policy described in Proposal 2A, align the fund's fundamental investment policy with the investment strategies it would implement as part of its transition to a government money market fund. The proposed changes described in Proposal 2B, by themselves, would not change in any way the fund's risk profile or how it is currently being managed.

Is shareholder approval of this proposal required for the fund to operate as a government money market fund?

No, shareholder approval of this proposal is not required for Cash Portfolio to operate as a government money market fund, and the approvals of Proposals 2A and 2B are not contingent on each other. If shareholders do not approve this proposal and approve Proposal 2A, Cash Portfolio intends to transition to a government money market fund as described in the proxy statement.

 * * *

Has the funds' Board of Trustees approved each proposal?

Yes. The Board of Trustees has unanimously approved each of the proposals and recommends that you vote to approve them.

Who is D.F. King & Co., Inc.?

D.F. King is a third party proxy vendor that had been hired to call shareholders and record proxy votes. In order to hold a shareholder meeting, quorum must be reached. If quorum is not attained, the meeting may adjourn to a future date. The trust attempts to reach shareholders via multiple mailings to remind them to cast their vote. As the meeting approaches, phone calls may be made to clients who have not yet voted their shares so that the shareholder meeting does not have to be postponed.

Voting your shares immediately will help minimize additional solicitation expenses and prevent the need to make a call to you to solicit your vote.

How many votes am I entitled to cast?

As a shareholder, you are entitled to one vote for each share you own of each of the funds on the record date. The record date is August 24, 2015.

How do I vote my shares?

You can vote your shares by completing and signing the enclosed proxy card(s) and mailing them in the enclosed postage-paid envelope. You may also vote by touch-tone telephone by calling the toll-free number printed on your proxy card(s) and following the recorded instructions. In addition, you may vote through the internet by visiting the web site indicated on your proxy card and following the on-line instructions. If you need any assistance, or have any questions regarding the proposals or how to vote your shares, please call the funds' distribution agent, Capital Management of the Carolinas, L.L.C. at 1-800-222-3232.

How do I sign the proxy card?

Public Units: The name of the unit and the name of the authorized finance official should appear on the proxy card exactly as they appear in the registration on the proxy card. For example:

		REGISTRATION	VALID SIGNATURE
A.	1)	City of ABC	Mary Jones, Finance Officer
	2)	City of ABC c/o Mary Jones, Finance Officer	Mary Jones, Finance Officer
B.	1)	County of XYZ	John Smith, Finance Officer
	2)	County of XYZ c/o John Smith, Finance Officer	John Smith, Finance Officer


Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be held on October 22, 2015.

The Letter to Shareholders, Notice of Meeting, and Proxy Statement are available at www.2votemyproxy.com/materials.

CASH PORTFOLIO
TERM PORTFOLIO
FUNDS OF
THE NORTH CAROLINA CAPITAL MANAGEMENT TRUST

245 Summer Street, Boston, Massachusetts 02210
1-800-222-3232

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To the Shareholders of the above funds:

NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders (the Meeting) of Cash Portfolio and Term Portfolio (the funds), each a series of The North Carolina Capital Management Trust (the trust), will be held at the Charlotte City Club, 121 W. Trade Street, Charlotte, North Carolina 28202 (www.charlottecityclub.com), on October 22, 2015, at 8:30 a.m. Eastern Time (ET). The purpose of the Meeting is to consider and act upon the following proposals, and to transact such other business as may properly come before the Meeting or any adjournments thereof.

1. To elect a Board of Trustees.

2A. To modify Cash Portfolio's fundamental concentration policy.

2B. To modify Cash Portfolio's fundamental investment policy.

The Board of Trustees has fixed the close of business on August 24, 2015 as the record date for the determination of the shareholders of each of the funds entitled to notice of, and to vote at, such Meeting and any adjournments thereof.

By order of the Board of Trustees,
SCOTT C. GOEBEL
Secretary

September 10, 2015


Your vote is important - please vote your shares promptly.

Shareholders are invited to attend the Meeting in person. Admission to the Meeting will be on a first-come, first-served basis and will require picture identification. Shareholders arriving after the start of the Meeting may be denied entry. Cameras, cell phones, recording equipment and other electronic devices will not be permitted. The trust reserves the right to inspect any persons or items prior to admission to the Meeting.

Any shareholder who does not expect to attend the Meeting is urged to vote using the touch-tone telephone or internet voting instructions that follow or by indicating voting instructions on the enclosed proxy card, dating and signing it, and returning it in the envelope provided, which needs no postage if mailed in the United States. In order to avoid unnecessary expense, we ask your cooperation in responding promptly, no matter how large or small your holdings may be. If you wish to wait until the Meeting to vote your shares, you will need to request a paper ballot at the Meeting in order to do so.

INSTRUCTIONS FOR EXECUTING PROXY CARD

The following general rule for executing proxy cards may be of assistance to you and help avoid the time and expense involved in validating your vote if you fail to execute your proxy card properly.

Public Units: The name of the unit and the name of the authorized finance official should appear on the proxy card exactly as they appear in the registration on the proxy card. For example:

		REGISTRATION	VALID SIGNATURE
A.	1)	City of ABC	Mary Jones, Finance Officer
	2)	City of ABC c/o Mary Jones, Finance Officer	Mary Jones, Finance Officer
B.	1)	County of XYZ	John Smith, Finance Officer
	2)	County of XYZ c/o John Smith, Finance Officer	John Smith, Finance Officer

INSTRUCTIONS FOR VOTING BY TOUCH-TONE TELEPHONE
OR THROUGH THE INTERNET

1. Read the proxy statement, and have your proxy card or notice handy.

2. Call the toll-free number or visit the web site indicated on your proxy card or notice.

3. Enter the number found either in the box on the front of your proxy card or on the proposal page(s) of your notice.

4. Follow the recorded or on-line instructions to cast your vote.

PROXY STATEMENT

SPECIAL MEETING OF SHAREHOLDERS OF
THE NORTH CAROLINA CAPITAL MANAGEMENT TRUST:
CASH PORTFOLIO
TERM PORTFOLIO

TO BE HELD ON OCTOBER 22, 2015

This Proxy Statement is furnished in connection with a solicitation of proxies made by, and on behalf of, the Board of Trustees of The North Carolina Capital Management Trust (the trust) to be used at the Special Meeting of Shareholders of Cash Portfolio and Term Portfolio (the funds) and at any adjournments thereof (the Meeting), to be held on October 22, 2015 at 8:30 a.m. ET at the Charlotte City Club, 121 W. Trade Street, Charlotte, North Carolina 28202.

The following table summarizes the proposals applicable to each fund:

Proposal #	Proposal Description	Applicable Fund	Page
 #1.	To elect as Trustees the nominees presented in Proposal 1.	All funds of the trust	(Click Here)
 #2A.	To modify the fund's fundamental concentration policy.	Cash Portfolio	(Click Here)
 #2B.	To modify the fund's fundamental investment policy.	Cash Portfolio	(Click Here)

The purpose of the Meeting is set forth in the accompanying Notice. The solicitation is being made primarily by the mailing of this Proxy Statement and the accompanying proxy on or about August 24, 2015. Supplementary solicitations may be made by mail, telephone, facsimile, electronic means or by personal interview by representatives of the trust. In addition, D.F. King & Co., Inc. (D.F. King) may be paid on a per-call basis to solicit shareholders by telephone on behalf of the funds. The funds may also arrange to have votes recorded by telephone. D.F. King may be paid on a per-call basis for vote-by-phone solicitations on behalf of the funds. The approximate anticipated total cost of these services is as follows:

Fund Name	Estimated aggregate cost for D.F. King to call and solicit votes	Estimated aggregate cost for D.F. King to receive votes over the phone
Cash Portfolio	$ 3,000	$ 1,000
Term Portfolio	$ 1,000	$ 500

If the funds record votes by telephone or through the internet, they will use procedures designed to authenticate shareholders' identities, to allow shareholders to authorize the voting of their shares in accordance with their instructions, and to confirm that their instructions have been properly recorded.

The expenses in connection with preparing this Proxy Statement and its enclosures and all solicitations will be borne by Fidelity Management & Research Company (FMR). FMR will reimburse brokerage firms and others for their reasonable expenses in forwarding solicitation material to the beneficial owners of shares.

The principal business address of FMR, each fund's investment adviser and administrator, is 245 Summer Street, Boston, Massachusetts 02210. The principal business address of Fidelity Distributors Corporation (FDC), each fund's principal underwriter, is 100 Salem Street, Smithfield, Rhode Island 02917. The principal business address of Capital Management of the Carolinas, L.L.C. (CMC), each fund's distribution agent, is 1520 South Boulevard, Suite 230, Charlotte, North Carolina 28203. The principal business address of Fidelity Investments Money Management, Inc. (FIMM), sub-adviser to the funds, is 245 Summer Street, Boston, Massachusetts 02210. FMR Investment Management (U.K.) Limited (FMR U.K.), located at 1 St. Martin's Le Grand London, EC1A 4AS, United Kingdom; Fidelity Management & Research (Hong Kong) Limited (FMR H.K.), located at Floor 19, 41 Connaught Road Central, Hong Kong; and Fidelity Management & Research (Japan) Limited. (FMR Japan), located at Kamiyacho Prime Place at 1-17, Toranomon-4-Chome, Minato-Ku, Tokyo, Japan are also sub-advisers to the funds.

If the enclosed proxy is executed and returned, or an internet or telephonic vote is delivered, that vote may nevertheless be revoked at any time prior to its use by written notification received by the trust, by the execution of a later-dated proxy, by the trust's receipt of a subsequent valid internet or telephonic vote, or by attending the Meeting and voting in person.

All proxies solicited by the Board of Trustees that are properly executed and received by the Secretary prior to the Meeting, and are not revoked, will be voted at the Meeting. Shares represented by such proxies will be voted in accordance with the instructions thereon. If no specification is made on a properly executed proxy, it will be voted FOR the matters specified on the proxy. All shares that are voted and votes to ABSTAIN will be counted towards establishing a quorum, as will broker non-votes. (Broker non-votes are shares for which (i) the beneficial owner has not voted and (ii) the broker holding the shares does not have discretionary authority to vote on the particular matter.)

A majority of the trust's outstanding voting securities entitled to vote constitutes a quorum for the transaction of business at the Meeting. If a quorum is not present at the Meeting, or if a quorum is present at the Meeting but sufficient votes to approve one or more of the proposed items are not received, or if other matters arise requiring shareholder attention, the persons named as proxy agents may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares present at the Meeting or represented by proxy. When voting on a proposed adjournment, the persons named as proxy agents will vote FOR the proposed adjournment all shares that they are entitled to vote with respect to each item, unless directed to vote AGAINST an item, in which case such shares will be voted AGAINST the proposed adjournment with respect to that item. A shareholder vote may be taken on one or more of the items in this Proxy Statement prior to such adjournment if sufficient votes have been received and it is otherwise appropriate.

Shares of each fund of the trust issued and outstanding as of June 30, 2015 are indicated in the following table:

Number of Shares
Cash Portfolio	3,667,054,451
Term Portfolio	179,697,862

To the knowledge of the trust, substantial (5% or more) record and/or beneficial ownership of the funds on June 30, 2015 was as follows:


Fund	Owner Name	City	State	Ownership %
Term Portfolio	US Bank as Trustee for County of Buncombe	Charlotte	NC	5.40%

To the knowledge of the trust, no other shareholder owned of record or beneficially more than 5% of the outstanding shares of the funds on that date.

Shareholders of record at the close of business on August 24, 2015 will be entitled to vote at the Meeting. Each such shareholder will be entitled to one vote for each share held on that date, with fractional share amounts entitled to a proportional fractional vote.

For a free copy of each fund's annual report for the fiscal year ended June 30, 2015, call 1-800-222-3232 or write to The North Carolina Capital Management Trust c/o Capital Management of the Carolinas, L.L.C., 1520 South Boulevard, Suite 230, Charlotte, NC 28203.


VOTE REQUIRED: Approval of Proposal 1 requires the affirmative vote of a plurality of the shares of the entire trust voted in person or by proxy at the Meeting. Approval of proposals 2A and 2B requires the affirmative vote of a "majority of the outstanding voting securities" of Cash Portfolio. Under the Investment Company Act of 1940 (1940 Act), the vote of a "majority of the outstanding voting securities" means the affirmative vote of the lesser of (a) 67% or more of the voting securities present at the Meeting or represented by proxy if the holders of more than 50% of the outstanding voting securities are present or represented by proxy or (b) more than 50% of the outstanding voting securities. With respect to Proposal 1, votes to ABSTAIN and broker non-votes will have no effect. With respect to each of Proposals 2A and 2B, votes to ABSTAIN and broker non-votes will have the same effect as votes cast against the proposal.

1. TO ELECT A BOARD OF TRUSTEES.

The purpose of this proposal is to elect a Board of Trustees of the trust. Pursuant to the provisions of the Declaration of Trust of the trust, the Trustees have determined that the number of Trustees shall be fixed at five. It is intended that the enclosed proxy will be voted for the nominees listed below unless such authority has been withheld in the proxy. A nominee shall be elected immediately upon shareholder approval, unless he or she is proposed to begin service at a later date.

All nominees named below are currently Trustees of the trust and have served in that capacity continuously since originally elected or appointed. Robert A. Litterst and Robert L. Powell were appointed to the Board on October 22, 2014. The trustees who are not interested persons (as defined in the 1940 Act) recommended Mr. Powell to be appointed to the Board. An executive officer of FMR recommended Mr. Litterst to be appointed to the Board. For additional information about the criteria for selecting nominees see the section entitled "Board Structure and Oversight Function and Standing Committee of the Funds' Trustees" beginning on page (Click Here). Each of the nominees oversees two funds.

In the election of Trustees, those nominees receiving the highest number of votes cast at the Meeting, provided a quorum is present, shall be elected.

Interested Nominees*:

Correspondence intended for each Interested Nominee (that is, the nominees that are interested persons (as defined in the Investment Company Act of 1940, as amended (1940 Act)) may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Don Haile (1941)
Year of Election or Appointment: 2012 Trustee

Mr. Haile serves as a member of the Board of Directors of St. Vincent College and MCNC (non-profit operator of the North Carolina Research and Education Network), and as an Advisory Board Member for the Penn State College of Information Services and Technology. Prior to his retirement, Mr. Haile was a Venture Partner for Volition Capital LLC (formerly, Fidelity Ventures) (2005-2011) and was Chief Information Officer (1999-2005) and Senior Vice President and General Manager (2005-2007) for FMR Corp (diversified financial services company).

Robert A. Litterst (1959)
Year of Election or Appointment: 2014 Trustee

Mr. Litterst currently serves as a director of Beacon Trust Company (2015-present). Previously, Mr. Litterst was the Chief Investment Officer of the Money Market Group at Fidelity Management & Research Company (investment adviser firm, 2011-2014) and a portfolio manager at FMR LLC (diversified financial services company, 1991-2014). Mr. Litterst also previously served as the portfolio manager for The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2003-2011).

* Nominees have been determined to be "interested" by virtue of, among other things, their affiliation with the trust, CMC, or various entities under common control with FMR.

+ The information above includes each nominee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each nominee's qualifications to serve as a Trustee, which led to the conclusion that each nominee should serve as a Trustee for each fund.

Independent Nominees:

Correspondence intended for each Independent Nominee (that is, the nominees that are not interested persons (as defined in the 1940 Act)) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Thomas P. Hollowell (1943)
Year of Election or Appointment: 2003 Trustee Chairman of the Board

Mr. Hollowell is a member of the Board of Faison Enterprises Inc. (real estate development) and Advisory Director of Fidus Partners (investment banking, 2008-present). Previously, Mr. Hollowell served as Senior Managing Director of Fidus Partners (2004-2008) and Chairman of the College of William and Mary Foundation (2003-2005).

Anna Spangler Nelson (1962)
Year of Election or Appointment: 2012 Trustee

Ms. Nelson is Chairman of Spangler Companies, Inc. (private investment company, 2005-present). She is a Trustee of the C. D. Spangler Foundation, Inc. (1998-present) and serves on the boards of the John S. and James L. Knight Foundation (2011-present), and the University of North Carolina (2014-present). Ms. Nelson is also Chairman (2014-present) of the Board of Fidelity Charitable (2005-present) and is the Co-Chair of the Governance Board of the Charlotte Mecklenburg Schools - Project L.I.F.T. (2011-present). Previously, Ms. Nelson served on the Board of Harris Teeter Supermarkets (1998-2014).

Robert L. Powell (1949)
Year of Election or Appointment: 2014 Trustee

Mr. Powell is Senior Advisor for Cansler Fuquay Solutions, Inc. (consulting firm) and is a member of the board of directors of the North Carolina State University Investment Fund (2010-present). Previously, Mr. Powell served as North Carolina State Controller (2001-2008) and was a member of the Board of Directors of the State Employees' Supplemental Retirement Board (2003-2009).

+ The information above includes each nominee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each nominee's qualifications to serve as a Trustee, which led to the conclusion that each nominee should serve as a Trustee for each fund.

The Trustees and officers of each fund are not eligible investors in the funds. As of June 30, 2015, therefore, the Trustees and officers of each fund did not own any of the outstanding shares of the funds.

During the period July 1, 2014 through June 30, 2015, no transactions were entered into by the Trustees involving more than 1% of the voting common, non-voting common and equivalent stock, or preferred stock of FMR LLC.

If elected, the Trustees will hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. In any event, each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. In case a vacancy shall for any reason exist, the remaining Trustees will fill such vacancy by appointing another Trustee, so long as, immediately after such appointment, at least two-thirds of the Trustees have been elected by shareholders. If, at any time, less than a majority of the Trustees holding office has been elected by the shareholders, the Trustees then in office will promptly call a shareholders' meeting for the purpose of electing a Board of Trustees. Otherwise, there will normally be no meeting of shareholders for the purpose of electing Trustees.

The trust's Board, which is currently composed of two Interested and three Independent Trustees, met four times during the fiscal year ended June 30, 2015. It is expected that the Trustees will meet at least four times a year at regularly scheduled meetings. For additional information on the committees of the funds' Trustees, refer to the section entitled "Board Structure and Oversight Function and Standing Committee of the Funds' Trustees" beginning on page (Click Here).

The following table sets forth information describing the dollar range of equity securities beneficially owned by each nominee in each fund and in all funds in the aggregate within the same fund family overseen by the nominee as of June 30, 2015.

Interested Nominees

DOLLAR RANGE OF FUND SHARES	Don Haile	Robert A. Litterst
Cash Portfolio	none	none
Term Portfolio	none	none
AGGREGATE DOLLAR RANGE OF FUND SHARES IN ALL FUNDS OVERSEEN WITHIN FUND FAMILY	none	none
Independent Nominees

DOLLAR RANGE OF FUND SHARES	Thomas P. Hollowell	Anna Spangler Nelson	Robert L. Powell
Cash Portfolio	none	none	none
Term Portfolio	none	none	none
AGGREGATE DOLLAR RANGE OF FUND SHARES IN ALL FUNDS OVERSEEN WITHIN FUND FAMILY	none	none	none

The following table sets forth information describing the compensation of each Trustee for his or her services for the fiscal year ended June 30, 2015.

Compensation Table[1]

Trustees	Aggregate Compensation from Cash Portfolio	Aggregate Compensation from Term Portfolio	Total Compensation from the Fund Complex
Thomas P. Hollowell	$ 48,342	$ 19,658	$ 68,000
Anna Spangler Nelson	$ 35,545	$ 14,455	$ 50,000
Robert L. Powell[2]	$ 26,865	$ 10,635	$ 37,500

1 Don Haile and Robert A. Litterst, who are interested persons of the trust, do not receive any compensation from Cash Portfolio or Term Portfolio or other investment companies in the Fund Complex (in this case, the group of funds for which FMR or any of its affiliates serves as investment adviser) for their services as Trustees. Messrs. Haile and Litterst are compensated by FMR.

2 Effective October 22, 2014, Mr. Powell serves as a Member of the Board of Trustees.

The Board of Trustees unanimously recommends that shareholders vote FOR Proposal 1.

2A. TO MODIFY CASH PORTFOLIO'S FUNDAMENTAL CONCENTRATION POLICY

The Board of Trustees, including all of the Independent Trustees, recommends that the shareholders of Cash Portfolio approve changes to the fund's fundamental concentration policy that would enable the fund to operate as a government money market fund. By operating as a government money market fund, the fund will seek to maintain a stable net asset value per share and will not be subject to liquidity fees or redemption gates under the Securities and Exchange Commission's (SEC) rules. Based on how shareholders use this fund and investor feedback, the Board of Trustees believes that shareholders would prefer a fund that operates in this manner.

The 1940 Act requires mutual funds to state a policy regarding concentration of investments in a particular industry, and to make the policy fundamental (changeable only by shareholder vote). The SEC has taken the position that a fund that invests more than 25% of its total assets in a particular industry is concentrating its investments. Cash Portfolio currently cannot concentrate its investments in any industry, although the fund's concentration policy requires it to invest more than 25% of its total assets in the obligations of banks. This limitation does not apply to a fund's investments in U.S. Government securities. The fund's current fundamental investment policy concerning the concentration of its investments within a single industry states:

"The fund may not purchase the securities of any issuer (other than obligations issued or guaranteed as to principal and interest by the government of the United States, its agencies or instrumentalities) if, as a result, more than 25% of the fund's total assets would be invested in the securities of one or more issuers having their principal business activities in the same industry, provided, however, that it may invest more than 25% of its total assets in the obligations of banks. Neither finance companies as a group nor utility companies as a group are considered a single industry for purposes of this policy."

Under the SEC's rules, a government money market fund is a money market fund that invests 99.5% or more of its total assets in cash, government securities, and/or repurchase agreements that are collateralized fully (i.e., collateralized by cash or government securities). The fund's current fundamental concentration policy, which as noted above requires the fund to invest more than 25% of its total assets in the obligations of banks, precludes it from meeting the 99.5% investment requirement. As a result, the Board of Trustees, including the Independent Trustees, has approved, and recommends that the shareholders of the fund approve, a proposal to modify this fundamental investment policy to state (proposed deleted language is [bracketed]):

"The fund may not purchase the securities of any issuer (other than obligations issued or guaranteed as to principal and interest by the government of the United States, its agencies or instrumentalities) if, as a result, more than 25% of the fund's total assets would be invested in the securities of one or more issuers having their principal business activities in the same industry[, provided, however, that it may invest more than 25% of its total assets in the obligations of banks. Neither finance companies as a group nor utility companies as a group are considered a single industry for purposes of this policy]."

Under the proposed concentration policy, the fund would be prohibited from investing more than 25% of its total assets in securities issued by companies in the same industry, including the obligations of banks.

If shareholders approve this proposal, the fund will make other changes, which do not require shareholder approval, that are necessary for the fund to operate as a government money market fund, including adopting a principal investment strategy to normally invest at least 99.5% of its total assets in cash, U.S. Government securities, and/or repurchase agreements that are collateralized fully (i.e., collateralized by cash or government securities). The fund also currently intends to change its name to "Government Portfolio." In operating as a government money market fund, the fund will not impose a fee upon the sale of your shares, nor temporarily suspend your ability to sell shares if the fund's liquidity falls below a required minimum because of market conditions or other factors.

If shareholders do not approve the concentration policy change, the board will consider other options, including mergers, liquidation or other actions.

The Board of Trustees unanimously recommends that shareholders vote FOR Proposal 2A. If approved by shareholders, to permit the orderly transition of the fund's portfolio, the proposed changes are currently expected to become effective by the third quarter of 2016. If the proposal is not approved by shareholders, the fund's current fundamental policy will remain in effect.

2B. TO MODIFY CASH PORTFOLIO'S FUNDAMENTAL INVESTMENT POLICY

The fund's current fundamental investment policy states:

" Cash Portfolio, the original Portfolio of the trust, seeks to obtain as high a level of current income as is consistent with the preservation of capital and liquidity, and to maintain a constant net asset value of $1.00 per share through investment in high grade money market instruments, including obligations of the U.S. government and the State of North Carolina, and in bonds and notes of any North Carolina local government or public authority. Cash Portfolio seeks to achieve this objective by investing only in certain of those high-grade money market instruments which are authorized for investment by units of local government as specified in North Carolina General Statute 159-30, as amended, and 20 North Carolina Administrative Code 3.0703, as amended. Cash Portfolio will use its best efforts to maintain a constant net asset value of $1.00 per share."

The Board of Trustees, including the Independent Trustees, has approved, and recommends that the shareholders of the fund approve, a proposal to modify this fundamental investment policy to state (proposed additional language is underlined, deleted language is [bracketed]):

" Cash Portfolio, the original Portfolio of the trust, seeks to obtain as high a level of current income as is consistent with the preservation of capital and liquidity[,] and to maintain a constant net asset value of $1.00 per share [through investment in high grade money market instruments, including obligations of the U.S. government and the State of North Carolina, and in bonds and notes of any North Carolina local government or public authority]. Cash Portfolio seeks to achieve this objective by investing only in [certain of those high-grade money market] instruments [which] that are authorized for investment by units of local government as specified in North Carolina General Statute 159-30, as amended, and 20 North Carolina Administrative Code 3.0703, as amended. Cash Portfolio will use its best efforts to maintain a constant net asset value of $1.00 per share."

The proposed changes are intended to modernize the fund's fundamental investment policy and, assuming shareholders approve the changes to Cash Portfolio's fundamental concentration policy described in Proposal 2A, align the fund's fundamental investment policy with the investment strategies it would implement as part of its transition to a government money market fund. The proposed changes described in this Proposal 2B, by themselves, would not change in any way the fund's risk profile or how it is currently being managed.


Shareholder approval of Proposal 2B is not required for Cash Portfolio to operate as a government money market fund, and the approvals of Proposals 2A and 2B are not contingent on each other. If shareholders do not approve this proposal and approve Proposal 2A, Cash Portfolio intends to transition to a government money market fund as described above.

The Board of Trustees unanimously recommends that shareholders vote FOR Proposal 2B. If approved by shareholders, the proposed changes are currently expected to become effective in the fourth quarter of 2015. If the proposal is not approved by shareholders, the fund's current fundamental investment policy will remain in effect.

OTHER BUSINESS

The Board knows of no other business to be brought before the Meeting. However, if any other matters properly come before the Meeting, it is the intention that proxies that do not contain specific instructions to the contrary will be voted on such matters in accordance with the judgment of the persons therein designated.

OFFICERS OF THE FUNDS

The officers of the funds include: Elizabeth Paige Baumann, Jonathan Davis, Stephanie J. Dorsey, Howard J. Galligan III, Scott C. Goebel, Jason P. Pogorelec, J. Calvin Rivers, Jr., and Michael H. Whitaker.

The officers hold office without limit in time, except that any officer may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Correspondence intended for each officer may be sent to 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupation*
Elizabeth Paige Baumann (1968)
Year of Election or Appointment: 2012 Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer of FMR LLC (diversified financial services company, 2012-present) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

Jonathan Davis (1968)
Year of Election or Appointment: 2014 Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Stephanie J. Dorsey (1969)
Year of Election or Appointment: 2014 President and Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Scott C. Goebel (1968)
Year of Election or Appointment: 2008 Secretary and Chief Legal Officer (CLO)

Mr. Goebel serves as Secretary and CLO of other funds. Mr. Goebel also serves as Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2013-present), Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2010-present) and Fidelity Research and Analysis Company (FRAC) (investment adviser firm, 2010-present); General Counsel, Secretary, and Senior Vice President of FMR (investment adviser firm, 2008-present) and FMR Co., Inc. (investment adviser firm, 2008-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2008-present); and Assistant Secretary of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2008-present) and FMR Investment Management (U.K.) Limited (investment adviser firm, 2008-present). Previously, Mr. Goebel served as Secretary and CLO of other Fidelity funds (2008-2013), Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007). Mr. Goebel has been employed by FMR LLC (diversified financial services company) or an affiliate since 2001.

Howard J. Galligan III (1966)
Year of Election or Appointment: 2015 Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (investment adviser firm, 2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Jason P. Pogorelec (1975)
Year of Election or Appointment: 2013 Assistant Secretary
Mr. Pogorelec also serves as Vice President, Associate General Counsel (2010-present) and is an employee of Fidelity Investments (2006-present).
J. Calvin Rivers, Jr. (1945)
Year of Election or Appointment: 2001 Vice President

Mr. Rivers also serves as President of Capital Management of the Carolinas, L.L.C. Previously, Mr. Rivers served as a Director of Bojangle's Inc. (fast-food restaurant chain, 2001-2007) and a Director of the Board of Trustees of the Teachers' and State Employees' Retirement System (2002-2005).

Michael H. Whitaker (1967)
Year of Election or Appointment: 2008 Chief Compliance Officer

Mr. Whitaker also serves as Chief Compliance Officer of other funds. Mr. Whitaker also serves as Compliance Officer of FMR Co., Inc. (investment adviser firm, 2014-present), FMR (investment adviser firm, 2014-present), Fidelity Investments Money Management, Inc. (investment adviser firm, 2014-present), and is an employee of Fidelity Investments (2007-present). Prior to joining Fidelity Investments, Mr. Whitaker worked at MFS Investment Management where he served as Senior Vice President and Chief Compliance Officer (2004-2006), and Assistant General Counsel.

* Except as otherwise indicated, each individual has held the office shown or other offices in the same company for the last five years.

BOARD STRUCTURE AND OVERSIGHT FUNCTION AND STANDING COMMITTEE OF THE FUNDS' TRUSTEES

Correspondence intended for each Independent Trustee may be sent to the attention of the individual Trustee or to the Board of Trustees at Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for each Interested Trustee may be sent to the attention of the individual Trustee or to the Board of Trustees of The North Carolina Capital Management Trust at Fidelity Investments, 245 Summer Street, Boston, Massachusetts, 02210. The current process for collecting and organizing shareholder communications requires that the Board of Trustees receive copies of all communications addressed to it. All communications addressed to the Board of Trustees or any individual Trustee are logged and sent to the Board or individual Trustee. The funds do not hold annual shareholder meetings and therefore does not have a policy with regard to Trustees' attendance at such meetings. However, as a matter of practice, at least one Trustee attends special meetings.

Thomas P. Hollowell is an Independent Trustee and currently serves as Chairman. The Trustees have determined that an independent Chairman is appropriate and benefits shareholders. In his capacity as Chairman, Mr. Hollowell (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees; and (ii) with management, prepares agendas for Board meetings. The Independent Trustees also meet regularly in executive session.

The Trustees oversee two funds that are offered exclusively to certain governmental entities of the State of North Carolina. The Trustees primarily operate as a full Board, but have also established one standing committee, the Audit Committee, to facilitate the timely and efficient consideration of all matters of importance to the Trustees, each fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the funds' activities and associated risks. The Board has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the funds' business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the funds are carried out by or through FMR, its affiliates and other service providers, the funds' exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. Board oversight of different aspects of the funds' activities is exercised primarily through the full Board, but also through the Audit Committee. Appropriate personnel, including but not limited to the funds' Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, and the funds' Treasurer and portfolio management personnel, make periodic reports to the Board and Audit Committee, as appropriate. The responsibilities of the Audit Committee, including its oversight responsibilities, are described further below.

The Board of Trustees meets periodically throughout the year to facilitate the timely and efficient consideration of all matters of importance to Independent Trustees, each fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements. The Board of Trustees conducts the majority of its business with the full board in attendance but has established one standing committee.

The members of the Audit Committee are Independent Trustees. The Audit Committee is composed of Messrs. Hollowell (Chair), Powell, and Ms. Nelson. At least one committee member will be an "audit committee expert" as defined by the Securities and Exchange Commission (SEC). The committee normally meets four times a year, or as required, in conjunction with meetings of the Board of Trustees. The committee meets separately, at least annually, with the trust's outside auditors. The committee has direct responsibility for the appointment, compensation and oversight of the work of any outside auditors employed by the trust. The committee assists the Trustees in fulfilling their responsibility to oversee: (i) the trust's auditors and the annual audits of the trust's financial statements; (ii) the systems of internal accounting and financial controls of the trust and the trust's service providers (to the extent such controls impact the trust's financial statements); (iii) the financial reporting processes of the trust; and (iv) the accounting policies and disclosures of the trust. It is responsible for approving, in advance, the provision by any outside auditor of any auditing services and any permitted non-audit services for the trust and the trust's affiliated service providers, approving all audit engagement fees and terms for the trust, resolving disagreements between the trust and any outside auditor regarding the trust's financial reporting, and has sole authority to hire or fire any auditor. The committee will obtain assurance of independence and objectivity from the outside auditors, including a formal written statement delineating all relationships between the auditor and the trust and any service providers consistent with the rules of the Public Company Accounting Oversight Board. The committee will also receive information on the qualifications of key personnel of the trust's outside auditors. It oversees and receives reports on the trusts service providers' internal controls and reviews the adequacy and effectiveness of the trust's service providers' accounting and financial controls, including: (i) any significant deficiencies or material weaknesses in the design or operation of internal control over financial reporting that are reasonably likely to adversely affect the trust's ability to record, process, summarize and report financial data, (ii) any change in the trust's internal control over financial reporting that has materially affected, or is reasonably likely to materially affect, the trust's internal control over financial reporting and any material weakness in such internal controls, and (iii) any fraud, whether material or not, that involves management or other employees who have a significant role in the trust's or service providers' internal control over financial reporting. The committee reviews, at least annually, a report from the outside auditor describing any material issues raised by the most recent internal quality control or peer review of the auditing firm and any material issues raised by any inquiry or investigation by governmental or professional authorities of the auditing firm, and in each case any steps taken to deal with such issues. The committee will oversee and receive reports on the trust's financial reporting process, will discuss with management, the trust's Treasurer and outside auditors, their qualitative judgments about the appropriateness and acceptability of accounting principles and financial disclosure practices used or proposed for adoption by the trust, and will review with management, the trust's Treasurer and outside auditors the results of audits of the trust's financial statements. The committee will review periodically the trust's major internal controls exposures and the steps that have been taken to monitor and control such exposures. The committee will regularly review with the Board of Trustees issues with respect to the trust's investment compliance procedures, the code of ethics, and anti-money laundering compliance. During the fiscal year ended June 30, 2015, the committee held four meetings.

The trust does not have a nominating or compensation committee; such matters are considered by the full Board of Trustees, including the Independent Trustees, or, when applicable, by only the Independent Trustees. The Board of Trustees will consider nominees for Trustees recommended by shareholders. Recommendations should be submitted to the Independent Trustees in care of the Secretary of the trust.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Board of Trustees has adopted a statement of policy that describes the experience, qualifications, attributes and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). With respect to the criteria for selecting Independent Trustees, it is expected that all candidates will possess the following minimum qualifications: (i) unquestioned personal integrity; (ii) not an interested person of FMR or its affiliates within the meaning of the 1940 Act; (iii) does not have a material relationship (e.g., commercial, banking, consulting, legal, or accounting) that could create an appearance of lack of independence in respect of FMR and its affiliates; (iv) has the disposition to act independently in respect of FMR and its affiliates and others in order to protect the interests of the funds and all shareholders; (v) ability to attend regularly scheduled meetings during the year; (vi) demonstrates sound business judgment gained through broad experience in significant positions where the candidate has dealt with management, technical, financial, or regulatory issues; (vii) sufficient financial or accounting knowledge to add value in the complex financial environment of the funds; (viii) experience on corporate or other institutional oversight bodies having similar responsibilities, but which board memberships or other relationships could not result in business or regulatory conflicts with the funds; (ix) capacity for the hard work and attention to detail that is required to be an effective Independent Trustee in light of the funds' complex regulatory, operational, and marketing setting; and (x) understanding of the economy of North Carolina and the financing needs of North Carolina counties and municipalities. The Board may determine that a candidate who does not have the type of previous experience or knowledge referred to above should nevertheless be considered as a nominee if the Board finds that the candidate has additional qualifications such that his or her qualifications, taken as a whole, demonstrate the same level of fitness to serve as an Independent Trustee. The Board believes that each Trustee satisfied at the time he was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Board of Trustees may also engage professional search firms to help identify potential Independent Trustee candidates with experience, qualifications, attributes and skills consistent with the Statement of Policy. Additional criteria based on the composition and skills of the current Independent Trustees as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments may be considered by a professional search firm and the Board of Trustees. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing each fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the funds, is provided in proposal 1.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The firm of PricewaterhouseCoopers LLP (PwC) has been selected as the independent registered public accounting firm for each fund. PwC, in accordance with Public Company Accounting Oversight Board rules, has confirmed to the trust's Audit Committee that it is the independent registered public accounting firm with respect to the funds.

The independent registered public accounting firm examines annual financial statements for the funds and provides other audit-related, non-audit, and tax-related services to the funds. Representatives of PwC are not expected to be present at the Meeting, but have been given the opportunity to make a statement if they so desire and will be available should any matter arise requiring their presence.

The trust's Audit Committee must pre-approve all audit and non-audit services provided by a fund's independent registered public accounting firm relating to the operations or financial reporting of the fund. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The trust's Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Committee's consideration of non-audit services by the audit firm that audits the trust. The policies and procedures require that any non-audit service provided by a fund audit firm to the trust and any non-audit service provided by a fund auditor to FMR and entities controlling, controlled by, or under common control with FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the trust ("Fund Service Providers") that relates directly to the operations and financial reporting of the trust ("Covered Service") are subject to approval by the Audit Committee before such service is provided. All Covered Services must be approved in advance of provision of the service either: (i) by formal resolution of the Audit Committee, or (ii) by oral or written approval of the service by the Chair of the Audit Committee (or if the Chair is unavailable, such other member of the Audit Committee as may be designated by the Chair to act in the Chair's absence). The approval contemplated by (ii) above is permitted where the Treasurer determines that action on such an engagement is necessary before the next meeting of the Audit Committee.

Non-audit services provided by a fund audit firm to a Fund Service Provider that do not relate directly to the operations and financial reporting of the trust ("Non-Covered Service") are reported to the Audit Committee annually.

The trust's Audit Committee has considered non-audit services that were not pre-approved that were provided by PwC to Fund Service Providers to be compatible with maintaining the independence of PwC in its audit of the funds, taking into account representations from PwC, in accordance with Public Company Accounting Oversight Board rules, regarding its independence from the funds and their related entities and FMR's review of the appropriateness and permissibility under applicable law of such non-audit services prior to their provision to the Fund Service Providers.

Fees and Services

For each of the fiscal years ended June 30, 2015 and June 30, 2014, the fees billed by PwC for services rendered to each fund are shown in the table below.

June 30, 2015A	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Cash Portfolio	$ 40,000	--	$ 1,800	$ 1,000
Term Portfolio	$ 41,000	--	$ 1,800	$ 700
June 30, 2014A	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Cash Portfolio	$ 39,000	--	$ 1,900	--
Term Portfolio	$ 41,000	--	$ 1,900	--

A Amounts may reflect rounding.

In each of the fiscal years ended June 30, 2015 and June 30, 2014, the fees that were billed by PwC that were required to be approved by the Audit Committee for services rendered on behalf of the Fund Service Providers that relate directly to the operations and financial reporting of each fund are shown in the table below.

June 30, 2015A	Audit-Related Fees	Tax Fees	All Other Fees
PwC	$ 3,065,000	--	--
June 30, 2014A	Audit-Related Fees	Tax Fees	All Other Fees
PwC	$ 3,485,000	--	$ 50,000

A Amounts may reflect rounding.

"Audit Fees" represent fees billed for services rendered for the audits of the financial statements, or services that are normally provided in connection with statutory and regulatory filings or engagements.

"Audit-Related Fees" represent fees billed for assurance and related services that are reasonably related to the performance of a fund audit or the review of a fund's financial statements and that are not reported under Audit Fees.

"Tax Fees" represent fees billed for tax compliance, tax advice or tax planning that relate directly to the operations and financial reporting of a fund.

"All Other Fees" represent fees billed for services provided to a fund or Fund Service Provider, a significant portion of which are assurance related, that relate directly to the operations and financial reporting of the fund, excluding those services that are reported under Audit Fees, Audit-Related Fees or Tax Fees.

Assurance services must be performed by an independent public accountant.

For each of the fiscal years ended June 30, 2015 and June 30, 2014, the aggregate non-audit fees billed by PwC for services rendered to each fund and any Fund Service Provider are shown in the table below.

June 30, 2015A	Aggregate Non-Audit Fees
PwC	$ 3,370,000
June 30, 2014A	Aggregate Non-Audit Fees
PwC	$ 4,690,000

A Amounts may reflect rounding.

There were no non-audit services approved or required to be approved by the trust's Audit Committee pursuant to the de minimis exception during the funds' last two fiscal years relating to services provided to (i) the funds or (ii) any Fund Service Provider that relate directly to the operations and financial reporting of the funds.

SUBMISSION OF CERTAIN SHAREHOLDER PROPOSALS

The trust does not hold annual shareholder meetings. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent shareholder meeting should send their written proposals to the Secretary of the funds, attention "Fund Shareholder Meetings," 245 Summer Street, Mailzone V10A, Boston, Massachusetts 02210. Proposals must be received a reasonable time before a fund begins to print and send its proxy materials to be considered for inclusion in the proxy materials for the meeting. Timely submission of a proposal does not, however, necessarily mean the proposal will be included. With respect to proposals submitted on an untimely basis and presented at a shareholder meeting, persons named as proxy agents will vote in their discretion.

NOTICE TO BANKS, BROKER-DEALERS AND
VOTING TRUSTEES AND THEIR NOMINEES

Please advise the trust, by calling 1-800-222-3232 whether other persons are beneficial owners of shares for which proxies are being solicited and, if so, the number of copies of the Proxy Statement and Annual Reports you wish to receive in order to supply copies to the beneficial owners of the respective shares.

The third party marks appearing above are the marks of their respective owners.

1.9865925.100 NCCMT-PXS-0815

Form of Proxy Card: Cash Portfolio

Fidelity Investments® (logo)	Vote this proxy card TODAY! Your prompt response will save the expense of additional mailings.

PO Box 673023 Dallas, TX 75267-3023

	LOG-ON:	Vote on the internet at www.2votemyproxy.com and follow the on-screen instructions.
	CALL:	To vote by phone call toll-free 1-800-991-5630 and follow the recorded instructions.

[Control Number prints here]	MAIL:	Return the signed proxy card in the enclosed envelope.

[TRUST NAME: FUND NAME Prints Here]
PROXY SOLICITED BY THE TRUSTEES

The undersigned, revoking previous proxies, hereby appoint(s) Thomas P. Hollowell and Jason P. Pogorelec, or any one or more of them, attorneys, with full power of substitution, to vote all shares of the fund as indicated above which the undersigned is entitled to vote at the Special Meeting of Shareholders of the fund to be held at the Charlotte City Club, 121 W. Trade Street, Charlotte, North Carolina 28202, on October 22, 2015 at 8:30 a.m. Eastern Time and at any adjournments thereof. All powers may be exercised by a majority of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This Proxy shall be voted on the proposals described in the Proxy Statement as specified on the reverse side. Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.

...........................................................................	...........................................................................
...........................................................................	..................................................	PLEASE SIGN, DATE, AND RETURN PROMPTLY IN ENCLOSED ENVELOPE IF YOU ARE NOT VOTING BY PHONE OR INTERNET Dated_______________

...........................................................................	...........................................................................

Signature(s) (Title(s), if applicable) (Sign in the Box)

NOTE: Please sign exactly as your name appears on this Proxy. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian, etc., please so indicate. Corporate or partnership proxies should be signed by an authorized person indicating the person's title.

...........................................................................
...........................................................................	...........................................................................	[Proxy code to be inserted by tabulator]

Please refer to the Proxy Statement discussion of each of these matters.

IF THE PROXY IS SIGNED, SUBMITTED, AND NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE PROPOSALS.

As to any other matter, said attorneys shall vote in accordance with their best judgment.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING:

Please fill in box(es) as shown using black or blue ink or number 2 pencil. [X] PLEASE DO NOT USE FINE POINT PENS.
1.	To elect a Board of Trustees:
	(01) Don Haile (02) Thomas P. Hollowell (03) Robert A. Litterst (04) Anna Spangler Nelson (05) Robert L. Powell	FOR all nominees listed (except as noted on the line at left) (_)		WITHHOLD authority to vote for all nominees (_)
___________________________________________________________ (Instruction: To withhold authority to vote for any individual nominee(s), write the name(s) of the nominee(s) on the line above.)
		FOR	AGAINST	ABSTAIN
2A.	To modify the fund's fundamental concentration policy.	(_)	(_)	(_)
		FOR	AGAINST	ABSTAIN
2B.	To modify the fund's fundamental investment policy.	(_)	(_)	(_)
PLEASE SIGN ON REVERSE SIDE
[Proxy code to be inserted by tabulator]

Form of Proxy Card: Term Portfolio

Fidelity Investments® (logo)	Vote this proxy card TODAY! Your prompt response will save the expense of additional mailings.

PO Box 673023 Dallas, TX 75267-3023

	LOG-ON:	Vote on the internet at www.2votemyproxy.com and follow the on-screen instructions.
	CALL:	To vote by phone call toll-free 1-800-991-5630 and follow the recorded instructions.

[Control Number prints here]	MAIL:	Return the signed proxy card in the enclosed envelope.

[TRUST NAME: FUND NAME Prints Here]
PROXY SOLICITED BY THE TRUSTEES

The undersigned, revoking previous proxies, hereby appoint(s) Thomas P. Hollowell and Jason P. Pogorelec, or any one or more of them, attorneys, with full power of substitution, to vote all shares of the fund as indicated above which the undersigned is entitled to vote at the Special Meeting of Shareholders of the fund to be held at the Charlotte City Club, 121 W. Trade Street, Charlotte, North Carolina 28202, on October 22, 2015 at 8:30 a.m. Eastern Time and at any adjournments thereof. All powers may be exercised by a majority of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This Proxy shall be voted on the proposal described in the Proxy Statement as specified on the reverse side. Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.

...........................................................................	...........................................................................
...........................................................................	..................................................	PLEASE SIGN, DATE, AND RETURN PROMPTLY IN ENCLOSED ENVELOPE IF YOU ARE NOT VOTING BY PHONE OR INTERNET Dated_______________

...........................................................................	...........................................................................

Signature(s) (Title(s), if applicable) (Sign in the Box)

NOTE: Please sign exactly as your name appears on this Proxy. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian, etc., please so indicate. Corporate or partnership proxies should be signed by an authorized person indicating the person's title.

...........................................................................
...........................................................................	...........................................................................	[Proxy code to be inserted by tabulator]

Please refer to the Proxy Statement discussion of this matter.

IF THE PROXY IS SIGNED, SUBMITTED, AND NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE PROPOSAL.

As to any other matter, said attorneys shall vote in accordance with their best judgment.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE FOLLOWING:

Please fill in box(es) as shown using black or blue ink or number 2 pencil. [X] PLEASE DO NOT USE FINE POINT PENS.
1.	To elect a Board of Trustees:
	(01) Don Haile (02) Thomas P. Hollowell (03) Robert A. Litterst (04) Anna Spangler Nelson (05) Robert L. Powell	FOR all nominees listed (except as noted on the line at left) (_)	WITHHOLD authority to vote for all nominees (_)
___________________________________________________________ (Instruction: To withhold authority to vote for any individual nominee(s), write the name(s) of the nominee(s) on the line above.)
PLEASE SIGN ON REVERSE SIDE
[Proxy code to be inserted by tabulator]

Form of email to be sent to a shareholder that has consented to receive proxy solicitations electronically

Email will be from: Fidelity Investments

[Version one (initial delivery):] Subject Line: Your Vote is Important - Fidelity Funds Special Meeting of Shareholders

[Version two:] Subject Line: Please Take Action: Your Vote is Needed for Fidelity Funds' Shareholder Meeting

Important proxy material is available for your review

Dear Investor,

Thank you for having elected to receive Fidelity proxy materials and voting instructions via the internet. This email notification contains information specific to proxy materials that are available for the Fidelity fund maintained in your account and identified below. Please read the instructions carefully before proceeding.

Important notice regarding the availability of proxy materials for the shareholder meeting.

[Trust Name: Fund Name] (format can be all caps or combination of upper and lower case letters)

Special Meeting of Shareholders

Meeting date: [Month/Day/Year] (format can be MM/DD/YY or Month Day, Year)

[Adjourned meeting date: Month/Day/Year] (format can be MM/DD/YY or Month Day, Year)

For shareholders as of: [Month/Day/Year] (format can be MM/DD/YY or Month Day, Year)

How to vote

To vote through the internet, click on the link below and follow the on-line instructions.

Proxy voting (this is a link to the proxy voting page)

When voting you will be required to enter the CONTROL number.

[Trust Name: Fund Name] (format can be all caps or combination of upper and lower case letters)

CONTROL NUMBER: [#############] (there may be a line above the Control Number)
(use this number to cast your vote)

To vote by touchtone telephone, call [insert appropriate phone number - Broadridge 1-877-296-4941; D.F. King 1-800-991-5630 ("1-" may/may not be included)] and follow the recorded instructions.

You can access these proxy materials at the following website [address(es)/address[es]]:

[Letter to Shareholders,] Notice of Meeting[,] and Proxy Statement[:]
http://www.xxxxxxx

[Prospectus (included in the case of a merger)[:]
http://www.xxxxxxx]

If your email software supports it, you can simply click on the above [link(s)/link[s]]. If not, you can type (or copy and paste) the website [address(es)/address[es]] into the address line of your web browser.

Additional information

QUESTIONS: If you have questions about viewing, saving, or printing your proxy materials, call 1-877-208-0098, Monday through Friday 8:30 a.m. - 7:00 p.m. ET.

ACROBAT READER: To access the electronic proxy materials, you may need Adobe Acrobat Reader software. Visit adobe.com for a free download.

PAPER FORMAT: You have a right to receive these materials in paper format. For a free paper copy of proxy materials, contact Fidelity at the toll-free telephone number listed in the electronic proxy materials.

PROXY MATERIALS BY MAIL: To revert back to receiving proxy materials by mail, update your preferences by logging into your account at www.advisor.fidelity.com.

Thank you for choosing Fidelity.

[FidelityInvestments and Pyramid Design logo]

[tree with arrow logo]	Choose eDelivery Secure. Convenient. Green. Log in or register at advisor.fidelity.com
View the Fidelity Investments and the Fidelity Funds privacy notice
628563.4.0 FIDELITY INVESTMENTS INSTITUTIONAL OPERATIONS COMPANY, INC., 100 SALEM STREET, SMITHFIELD, RI 02917

Form of email to be sent to a shareholder that has consented to receive proxy solicitations electronically

Email will be from: Fidelity Investments

[Version one (initial delivery):] Subject Line: Your Vote is Important - Fidelity Funds Special Meeting of Shareholders

[Version two:] Subject Line: Please Take Action: Your Vote is Needed for Fidelity Funds' Shareholder Meeting

[picture of Fidelity Investments and pyramid design logo appears]
[email template is framed by dark green border with text appearing in white or light gray areas within the frame]
Secure Login [picture of a lock appears] (hyperlink to fidelity.com log-in screen)

[Green Line with arrow logo appears] Important proxy voting material is ready for your action	Quick Links Get Assistance (hyperlink to Phone Numbers page on fidelity.com)

A Special Meeting of Shareholders for [fund name] takes place on [shareholder meeting date (format can be MM/DD/YY or Month Day, Year)]. Shareholders as of [record date (format can be MM/DD/YY or Month Day, Year)], are eligible to cast a proxy vote.

[If the original meeting has been adjourned to a new date, the email will include: Please note: This meeting has been adjourned until [new meeting date (format can be MM/DD/YY or Month Day, Year)]

You can cast your vote online or via phone (instructions below). Your Control Number, which may be required to vote, is [control number].

(picture of green computer screen appears) Log on to your Fidelity account (hyperlink to fidelity.com log-in screen) and follow the online instructions. In order to access the site, your browser must support secure transactions. (Security settings are typically accessible in the Tools/Options or Preferences tab on your Internet toolbar.)

(picture of green telephone handset appears) Call [insert touch-tone voting telephone number - Broadridge [1-]877-296-4941; D.F. King [1-]800-991-5630 ] and follow the recorded instructions.

Learn more about the shareholder meeting through the proxy material available online:

[hyperlink to material appears (may be multiple links based on how material is produced): [Letter to Shareholders[,]] [[Notice of Meeting/Notice of Meeting,] and [Proxy Statement]]

[for a merger, hyperlink to prospectus also appears: [Prospectus]]

If you have multiple accounts at Fidelity, you may receive multiple notifications. Please follow the specific voting instructions contained in each email in order to vote on all of your shares.

To access the document, you may need Adobe Reader software. This software is available for download at no cost (hyperlink to get.adobe.com/reader). Download time varies by Internet connection.

If you are invested in a Fidelity fund and have technical questions about viewing, saving, or printing your proxy materials, please call 800-544-6666 and press "0" to speak to a Fidelity Representative.

If you are invested in a Fidelity Advisor fund and have technical questions about viewing, saving, or printing your proxy materials, please call 877-208-0098.

(picture of green Fidelity eDelivery logo appears) eDelivery
You are receiving this email because you have enrolled in eDelivery. If you wish to receive paper copies of these documents via U.S. mail, please log on to Fidelity.com (hyperlink to fidelity.com home page) and update your delivery preferences for Prospectuses, Financial Reports, and Other Documents.

Contact Us - We're Here to Help 800-544-6666 | Send a secure email (hyperlink to Send a Secure Message page on fidelity.com)

Fidelity.com (hyperlink to fidelity.com home page)| Privacy Policy (hyperlink to Privacy Policy on fidelity.com) | Terms of Use (hyperlink to Terms of Use on fidelity.com)

To contact us about this message, please do not reply to this email. Please visit Fidelity.com/contactus (hyperlink to Phone Numbers page on fidelity.com) to send a secure email.

Keep in mind that investing involves risk. The value of your investment will fluctuate over time and you may gain or lose money.

Fidelity Brokerage Services LLC, Member NYSE, SIPC, 900 Salem Street, Smithfield, RI 02917

674322.2

© 2014 FMR LLC

All rights reserved.

Form of email to be sent to a shareholder that has consented to receive proxy solicitations electronically

Email will be from: National Financial

[Version one (initial delivery):] Subject Line: Your Vote is Important - Fidelity Funds Special Meeting of Shareholders

[Version two:] Subject Line: Please Take Action: Your Vote is Needed for Fidelity Funds' Shareholder Meeting

Fidelity Investments and pyramid design logo

Notice of Availability of Important Proxy Material

Dear Investor,

Thank you for choosing to receive your shareholder documents through eDelivery.

You have elected to receive Proxy Materials via electronic means on the Internet. This email notification contains information specific to your holding in the security identified below in your Fidelity Investments (Fidelity) brokerage account. Please read the instructions carefully before proceeding.

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting

[Trust Name]: [Fund Name] (format can be all caps or combination of upper and lower case letters)

Special Meeting of Shareholders

Meeting date: [Month]/[Date]/[Year] (format can be MM/DD/YY or Month Day, Year)

[If the original meeting has been adjourned to a new date the email will include: Adjourned meeting date: [Month]/[Date]/[Year] (format can be MM/DD/YY or Month Day, Year)

For [S/s]hareholders as of: [Month] [Date,] [Year] (format can be MM/DD/YY or Month Day, Year)

HOW TO VOTE: (format may be bold)

You can enter your proxy vote at the link to the following third-party Internet site using the control number listed below. In order to access this site, your browser must support secure transactions (security settings are typically accessible in the Tools/Options or Preferences tab on your Internet toolbar).

Proxy Voting (this is a link to the proxy voting page)

[Trust Name]:[Fund Name] (format can be all caps or combination of upper and lower case letters)
CONTROL NUMBER: [#############]
(use this number to cast your vote via touch-tone)

To vote by touch-tone telephone, call [insert appropriate phone number - Broadridge 1-877-296-4941; D.F. King 1-800-991-5630] and follow the recorded instructions.

You can access these Proxy Materials at the following Web address(es):

[Letter to Shareholders[,]] [Notice of Meeting/Notice of Meeting,] and Proxy Statement[:]
http://xxxxx

[[If proxy materials are for a merger proxy the email will also include: Prospectus[:]
http://xxxxx]

If your email software supports it, you can simply click on the above link(s). If not, you can type (or copy and paste) the Web address(es) into the address line of your Web browser.

ADDITIONAL INFORMATION:

To access the electronic Proxy Materials, you may need Adobe Acrobat Reader software. This software is available for download at no cost at http://www.adobe.com. Downloading time may be slow.

If you are invested in a Fidelity fund and have questions, or would like to receive a paper copy of your Proxy Materials, please contact your Authorized agent/Advisor or call Fidelity at 1-800-544-6666 and press "0" to speak to a Fidelity Representative. Fidelity Representatives are available 24 hours a day, 7 days a week.

If you are invested in a Fidelity Advisor Fund and have technical questions about viewing, saving, or printing your Proxy Materials, please call 1-877-208-0098. Operating hours are Monday through Friday, 8:30 a.m. to 7:00 p.m. Eastern time.

Please do not reply to this [email/e-mail] since the mailbox is not monitored. Go to Fidelity.com/contactus to send a secure [email/e-mail].

Sincerely,

Fidelity Investments

The Fidelity Investments and pyramid design logo is a registered service mark of FMR LLC.

To stop receiving email notification of the online availability of these documents and to begin receiving paper copies via U.S. mail, log on to [Fidelity.com,/Fidelity.com] and update your preferences or contact your Authorized agent/Advisor.

Fidelity Brokerage Services LLC, Member NYSE, SIPC, 900 Salem Street, Smithfield, RI 02917

624840.5.0

© 2012 FMR LLC.
All rights reserved.

Form of email to be sent to a shareholder that has consented to receive proxy solicitations electronically

Email will be from: National Financial Services LLC

[Version one (initial delivery):] Subject Line: Your Vote is Important - Fidelity Funds Special Meeting of Shareholders

[Version two:] Subject Line: Please Take Action: Your Vote is Needed for Fidelity Funds' Shareholder Meeting

Important proxy material is available for your review

Dear Investor,

Thank you for choosing to receive, through the electronic notification program, your shareholder reports and other documents (including proxies) for positions in your brokerage account(s) which is held at National Financial Services LLC, the clearing firm which provides clearing, custody and execution services for your brokerage account. You have elected to receive shareholder communications and submit voting instructions via the Internet. This e-mail notification contains information specific to your holding(s) in the security identified below. Please read the instructions carefully before proceeding.

Important Notice regarding the Availability of Proxy Materials for the Shareholder Meeting

[Trust Name]: [Fund Name] (format can be all caps or combination of upper and lower case letters)

Special Meeting of Shareholders

Meeting [Date/date]: [Month] [Date,] [Year] (format can be MM/DD/YY or Month Day, Year)

[If the original meeting has been adjourned to a new date the e-mail will include: Adjourned meeting date: [Month] [Date,] [Year] (format can be MM/DD/YY or Month Day, Year)]

For [S/s]hareholders as of: [Month] [Date,] [Year] (format can be MM/DD/YY or Month Day, Year)

HOW TO VOTE: (format may not be in bold)

You can enter your proxy vote by clicking the "Proxy Voting" link for the third-party Internet site where you can use the control number listed below. In order to access this site, your browser must support secure transactions (security settings are typically accessible in the Tools/Options or Preferences tab on your Internet toolbar).

Proxy Voting (this is a link to the proxy voting page)(link may not be bold)

Because electronic [P/p]roxy [M/m]aterials do not include a proxy card that you can mail in, you will need to cast your vote through the Internet or by [touch-tone/touchtone] telephone. If you vote through the Internet link, you will be required to enter the [CONTROL/control] number. For [touch-tone/touchtone], you will be required to enter the [CONTROL/control] number.

[Trust Name]: [Fund Name] (format can be all caps or combination of upper and lower case letters)
CONTROL NUMBER: [#############]
(use this number to cast your vote)

To vote by [touch-tone/touchtone] telephone, call [insert appropriate phone number - Broadridge 1-877-296-4941; D.F. King 1-800-991-5630] and follow the recorded instructions.

You can access these [P/p]roxy [M/m]aterials at the following Web [address[es]/address(es)]:

[Letter to Shareholders[,]] [Notice of Meeting/Notice of Meeting,] and Proxy Statement[:] (format can be all caps or combination of upper and lower case letters)
http://www.xxxxxxx

[Included if merger: Prospectus[:] (format can be all caps or combination of upper and lower case letters)
http://www.xxxxxxx]

If your e-mail software supports it, you can simply click on the above [link[s]/link(s)]. If not, you can type (or copy and paste) the Web [address[es]/address(es)] into the address line of your Web browser. Adobe® Acrobat® Reader is needed to view these documents.

If you decide you no longer want to receive shareholder reports and other documents electronically, you can change your preference to receive these documents in paper by updating your account options online.

Once you change your account preference, you will start receiving shareholder reports and other documents by U.S. mail. Please note that there may be a reasonable period of time before you begin receiving paper materials.

Help: Questions? Please contact your representative. (Note: Do not reply to this e-mail. Any e-mail received will not be reviewed or monitored.)

This communication is a transactional/relationship message from National Financial Services LLC. Do not reply to this e-mail message as it was automatically generated.

Account(s) carried with National Financial Services LLC, Member NYSE, SIPC.

622776.5.0

Form of email to be sent to a shareholder that has consented to receive proxy solicitations electronically

Email will be from: Fidelity Investments

[Version one (initial delivery):] Subject Line: Your Vote is Important - Fidelity Funds Special Meeting of Shareholders

[Version two:] Subject Line: Please Take Action: Your Vote is Needed for Fidelity Funds' Shareholder Meeting

[Fidelity Investments pyramid design logo]

First Name Last Name plan sponsor

[Green Line and Arrow Logo]	Important proxy materials are available for your review	Quick Links Proxy Vote

Thank you for choosing eDelivery. You can now cast your proxy vote via the Internet.

This e-mail notification contains information related to the security identified below which you hold or previously held in your benefit plan(s).

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting.

[Trust Name: Fund Name] (format of trust and fund names can be all caps or combination of upper and lower case letters)
Special Meeting of Shareholders

Meeting date: [Month]/[Day]/[Year] (format can be MM/DD/YY or Month Day, Year)

[If the original meeting has been adjourned to a new date, the email will include: Adjourned meeting date: [Month] [Date,] [Year]] (format can be MM/DD/YY or Month Day, Year)

For Shareholders as of: [Month] [Date,] [Year] (format can be MM/DD/YY or Month Day, Year)

HOW TO VOTE:

You are able to vote through the Internet or by touchtone telephone. When voting, you will be required to enter the CONTROL NUMBER below.

To vote by the Internet, click the "Proxy Vote" link below and you will be directed to a third-party Internet site. Your browser must support secure transactions (security settings are typically accessible in the Tools/Options or Preferences tab on your Internet toolbar). Please read the instructions and proxy materials carefully before voting.

[arrow] Proxy Vote (this is a link to the proxy voting page)(link may or may not be bold)

To vote by touchtone telephone, call [insert appropriate phone number - Broadridge 1-877-296-4941; D.F. King 1-800-991-5630] and follow the recorded instructions.

CONTROL NUMBER: [#############]

The proxy materials can be found through the following [link[s]/link(s)]:

[Letter to Shareholders[,]] Notice of Meeting[,] and Proxy Statement[:] (words may or may not be bold)
http://www.xxxxxxx

[If proxy materials are for a merger proxy the email will also include: Prospectus[:]
http://www.xxxxxxx]

Adobe® Reader® is required to view these documents. To download a free copy, go to: http://get.adobe.com/reader/

If you would like to request a paper copy of your shareholder documents at no charge, or if you have questions about this e-mail, please call your plan's toll-free number. You can also visit Fidelity NetBenefits® for more information about your benefits plan.

Privacy Policy | Terms of Use

To stop receiving e-mail notification of the online availability of your proxy materials and other shareholder documents (annual reports, semiannual reports, etc.) and begin receiving paper copies via U.S. mail, log in to www.netbenefits.com/profile. Please do not respond to this e-mail.

This mailbox is not monitored and you will not receive a response.

Fidelity Investments Institutional Operations Company, Inc., 245 Summer Street, Boston, MA 02210

625428.5.2

© 2014 FMR LLC All rights reserved

eFail Buckslip - to be sent to a shareholder that has consented to receive proxy solicitations electronically but in attempting to deliver an e-mail failure occurred:

Dear Investor,

We were unable to notify you electronically of the Availability of Important Proxy Materials for a Fidelity fund maintained in your account(s). We attempted to send the notice to your e-mail address, as reflected on our records. That e-mail address appears to be invalid.

To correct your e-mail address, please log in to one or more of your online account(s) and follow the instructions.

If this e-mail address is correct, there may be another issue preventing the receipt of these e-mails. Here are some things you should do:

  Confirm that your e-mail account is still active.
  Make sure that your e-mail inbox is not full (over its capacity).
  If you are using an e-mail address provided by your employer, make sure that you can receive e-mails from outside parties.
  Ask your e-mail provider if it has experienced an outage in its system.

Because we were unable to send the notice to you electronically, we are sending this notice and the related Proxy Materials (enclosed) to you in paper form. You may continue to receive Proxy Materials in paper form until you provide us with a valid e-mail address.

Please read the enclosed Proxy Materials and vote your shares promptly. Your vote is extremely important, no matter how large or small your holdings may be.

FORM OF
SCRIPT FOR REGISTERED SHAREHOLDER TOUCH-TONE TELEPHONE VOTING

FIDELITY INVESTMENTS

(D.F. King Version 1-800-991-5630)

Speech 1	Welcome. - (Spoken only when call initially answered) Please enter the control number located in the box on the front of your proxy card.
Speech 2	To vote as the [Fund Name] Board of Trustees recommends on [the/all] proposal[s], press 1 now. To vote on [the/each] proposal separately, press 0 now.

If user presses 1 go to Closing A, ELSE IF caller presses 0 go to Speech 3

Closing A	You voted as the Board of Trustees recommended for [the/every] proposal affecting your fund. If correct, press 1. If incorrect, press 0.

If the user presses 1 go to Speech 6, ELSE IF caller presses 0 go to Speech 2

Go to Closing B

Speech 3	Proposal 1 [proposal title may be read]: To vote FOR all nominees, press 1. To WITHHOLD for all nominees, press 9. To WITHHOLD for an individual nominee, press 0.

If caller presses 0 go to Speech 3a, ELSE IF go to Closing B if all proposals have been voted or go to next speech for next proposal

Speech 3a	Enter the two-digit number that appears next to the nominee you DO NOT wish to vote for.
Speech 3b	Press 1 to withhold for another nominee, Press 0 if you have completed voting for Trustees.

If caller presses 1 go to Speech 3a, ELSE IF the caller presses 0 go to Closing B if all proposals have been voted or go to next speech for next proposal

Speech 4	Proposal 2 [proposal title may be read]: To vote FOR, press 1; AGAINST, press 9, ABSTAIN, press 0

Go to Closing B if all proposals have been voted or go to next speech for next proposal

Speech 5	Proposal 3 [proposal title may be read]: To vote FOR, press 1; AGAINST, press 9, ABSTAIN, press 0

Proposals will repeat until all proposals have been voted
Go to Closing B once all proposals have been voted

FORM OF
SCRIPT FOR REGISTERED SHAREHOLDER TOUCH-TONE TELEPHONE VOTING

FIDELITY INVESTMENTS

(D.F. King Version 1-800-991-5630)

Closing B	You voted as follows: (Vote for each proposal is given). If this is correct, Press 1 now. If incorrect, Press 0.

If caller presses 1 go to Speech 6, ELSE IF the caller presses 0 go to Speech 2

Speech 6	If you have received more than one proxy card, you must vote each card separately. If you would like to vote another proxy, press 1 now. To end this call, press 0 now.

If caller presses 1 go to Speech 1, ELSE IF the caller presses 0 go to Speech 7

Speech 7	Thank you for voting.

FORM OF

SCREEN SCRIPT FOR REGISTERED SHAREHOLDER INTERNET VOTING

FIDELITY INVESTMENTS

D.F. King Version
www.2votemyproxy.com

[Upon log-in shareholder sees Screen 1]

SCREEN 1
"Log-in Screen"

Link 1 - (right justified)

View Proxy Materials

[link to all electronic proxy materials]

Text 1 - (centered)

Internet Proxy Voting Service

Fidelity Investments

Input A - (left justified)

Please enter the Control Number from your Proxy Card or eMail Notification: [box in which to insert control number appears here]

Input B - (centered)

[VOTE]

Graphic I - (left justified)
[Sample proxy card appears here to help shareholder identify the location of the control number on a proxy card]

Text 2 - (across bottom of screen)

© 2014 D.F. King & Co. - 48 Wall Street - 22nd Floor - New York, NY - 10005 Web site policy D.F. KING

An ASTOne Company

[Upon input of Control Number and selection of input B ("Vote" button) shareholder is directed to Screen 2]

SCREEN 2
"Voting Screen"

Link 1 - (right justified)

Proxy Materials

Link 2 - (right justified)

[when select "View Proxy Materials" button two options appear: View All Proxy Materials View Current Proxy Materials]

Text 1 - (centered)

Internet Proxy Voting Service
Proxy Voting Form

Fidelity Investments
[Trust Name:]
[Fund Name]
[trust and fund name may appear on the same line]

Text 2 - (centered)

You are encouraged to specify your choice[s] by marking your selection[s] below. To submit your vote, please select the SUBMIT button at the bottom of the screen. If you do not select a vote option for [a/the] proposal, your vote for that proposal will be cast in accordance with the recommendation of the Board of Trustees.

Text 3 - (left justified)

Proposal[s]

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR [[EACH OF] THE FOLLOWING PROPOSAL[S].]/[PROPOSAL[S] (applicable proposal number(s) are inserted here) AND AGAINST PROPOSAL[S] (applicable proposal number(s) are inserted here).]:

Input A - (left justified)

1	[Title of proposal to be inserted] [for Trustee Elections, numbered list of nominees follow]	[ ] For [ ] Withhold (will appear next to each nominee name)

Input B - (left justified)

2	[Title of proposal to be inserted]	[ ] For [ ] Against [ ] Abstain

Input C - (left justified)

3	[Title of proposal to be inserted]	[ ] For [ ] Against [ ] Abstain

Input D - (left justified)

4	[Title of proposal to be inserted]	[ ] For [ ] Against [ ] Abstain

Input E - (left justified)

5	[Title of proposal to be inserted]	[ ] For [ ] Against [ ] Abstain

Text 3 - (centered)

Please refer to the proxy statement for discussion of [each of these/this] matter[s].

Input F - (centered)

You will have an opportunity to confirm that your [selections were/selection was] properly recorded after you submit your vote. If you would also like to receive an email confirmation, enter your email address here:

Text 4- (centered)

Please review your selection[s] carefully before voting.
If you vote more than once on the same Proxy, only your last (most recent) vote will be considered valid.

Input G - (centered)

Click here to sign and [Submit] your proxy vote and to
appoint [insert proxy agent names], or any one or more of them, attorneys, with full power of substitution, to vote all Fund shares that you are entitled to vote.

Links - (centered)

[Show Current Proxy Materials] [Show All Proxy Materials]

Text 2 - (across bottom of screen)

© 2014 D.F. King & Co. - 48 Wall Street - 22nd Floor - New York, NY - 10005 Web site policy D.F. KING

An ASTOne Company

[Upon selection of "Submit" button shareholder is directed to Vote Confirmation Screen (Screen 3)]

SCREEN 3
"Vote Confirmation Screen"

Link 1 - (right justified)

Proxy Materials

Link 2 - (right justified)

[when select "View Proxy Materials" button two options appear: View All Proxy Materials View Current Proxy Materials]

Text 1 - (centered)

Internet Proxy Voting Service
Proxy Voting Form

Fidelity Investments
[Trust Name:]
[Fund Name]
[trust and fund name may appear on the same line]

Text 2 - (left justified)

Your vote has been submitted. [if shareholder hits the "Submit" button without filling in vote selections the following will be included: Since you did not enter any vote option[s] your vote has been registered as recommended by the Board of Trustees. You voted as follows:

Text 3 - (left justified)

1	[Title of proposal to be inserted] [for Trustee Elections, numbered list of nominees follow]	[For/Withhold Authority] (will appear next to each nominee name based on how the shareholder voted)
2	[Title of proposal to be inserted]	[For/Against/Abstain] (will appear based on how the shareholder voted)
3	[Title of proposal to be inserted]	[For/Against/Abstain] (will appear based on how the shareholder voted)
4	[Title of proposal to be inserted]	[For/Against/Abstain] (will appear based on how the shareholder voted)
5	[Title of proposal to be inserted]	[For/Against/Abstain] (will appear based on how the shareholder voted)

Text 4 - (centered)

Please refer to the proxy statement for discussion of [each of these/this] matter[s].

Text 5 - (centered)

[If email confirmation was requested on the "Voting Screen":] An email with confirmation of this vote will be sent to: [email address]

Hyperlink 1 - (centered)

[Change My Vote]

[Directs shareholder to Screen 2 "Voting Screen" to change vote]

Hyperlink 2 - (centered)

[Print]

[Directs shareholder to "Proxy Vote Summary Page"]

Hyperlink 3 - (centered)

[Vote Another Proxy]

[Directs shareholder to Screen 1 "Log-in Screen"]

Hyperlink 4 - (centered)

[Exit Internet Proxy Voting Service]

[Directs shareholder to Screen 4 "Exit Screen"]

Text 2 - (across bottom of screen)

© 2014 D.F. King & Co. - 48 Wall Street - 22nd Floor - New York, NY - 10005 Web site policy D.F. KING

An ASTOne Company

[Upon selection of "Exit Internet Proxy Voting Service" button on Screen 3 shareholder is directed to Screen 4]

SCREEN 4
"Exit Screen"

Text 1 - (centered)

Internet Proxy Voting Service

Fidelity Investments

Thank you for voting.

Have a nice day!

Text 2 - (across bottom of screen)

© 2014 D.F. King & Co. - 48 Wall Street - 22nd Floor - New York, NY - 10005

[Upon selection of the "Print" button on Screen 3 a summary in the following form prints]

Form of

"Proxy Vote Summary Page"

Text 1 - (centered)

Internet Proxy Voting Service
Proxy Voting Form

Fidelity Investments
[Trust Name:]
[Fund Name]
[trust and fund name may appear on the same line]

Text 2 - (left justified)

Your vote has been submitted. [if shareholder hits the "Submit" button without filling in vote selections the following will be included: Since you did not enter any vote option[s] your vote has been registered as recommended by the Board of Trustees. You voted as follows:

Text 3 - (left justified)

1
	[Title of proposal to be inserted] [for Trustee Elections, numbered list of nominees follow]	[For/Withhold Authority] (will appear next to each nominee name based on how the shareholder voted)
2
	[Title of proposal to be inserted]	[For/Against/Abstain] (will appear based on how the shareholder voted)
3
	[Title of proposal to be inserted]	[For/Against/Abstain] (will appear based on how the shareholder voted)
4
	[Title of proposal to be inserted]	[For/Against/Abstain] (will appear based on how the shareholder voted)
5
	[Title of proposal to be inserted]	[For/Against/Abstain] (will appear based on how the shareholder voted)

Text 4 - (centered)

Please refer to the proxy statement for discussion of [each of these/this] matter[s].

[If shareholder requests email confirmation on Screen 2 "Voting Screen", a confirmation in the following form will be sent to the designated email address ]

Form Of

Email Confirmation

[Trust Name: Fund Name]
The Special Meeting of Shareholders to be held on [Meeting Date]
Date: xx/xx/xxxx
Time: XXXX
Control Number: *********XXXXX

Proposal 1:	[To elect a Board of Trustees:]
Vote Received:	[For/Withhold Authority] (will appear based on how the shareholder voted)
(01)	(Nominee's name will appear)
Vote Received:	[For/Withhold Authority] (will appear based on how the shareholder voted)
(02)	(Nominee's name will appear)
Vote Received:	[For/Withhold Authority] (will appear based on how the shareholder voted)
(03)	(Nominee's name will appear)
Vote Received:	[For/Withhold Authority] (will appear based on how the shareholder voted)
(##) (will continue until all Nominees have been listed)	(Nominee's name will appear)

Vote Received: [For/Against/Abstain] (will appear based on how the shareholder voted)

Proposal 2:	[Title of proposal to be inserted]

Vote Received: [For/Against/Abstain] (will appear based on how the shareholder voted)

Proposal 3:	[Title of proposal to be inserted]

Vote Received: [For/Against/Abstain] (will appear based on how the shareholder voted)

Proposal 4:	[Title of proposal to be inserted]

Vote Received: [For/Against/Abstain] (will appear based on how the shareholder voted)

Proposal 5:	[Title of proposal to be inserted]

Text - (left justified)

Dear Shareholder:

In connection with the above-referenced Special Meeting of Shareholders, this notice will confirm that your shares have been voted as indicated above in accordance with your voting instructions. If your vote is incorrect, please log in at www.2votemyproxy.com immediately to correct your vote. You may also call toll-free at 1-800-991-5630 and follow the recorded voting instructions. You will need your entire Control Number to vote.

On behalf of Fidelity Investments, thank you for your participation and cooperation.

[If shareholder selects "View Proxy Materials" ]

Form Of

"View Proxy Materials Page"

View All Proxy Materials page:

Link 1 - (right justified)

View Proxy Materials Login

Link 2 - (right justified)

[when select "View Proxy Materials" button two options appear: View All Proxy Materials View Current Proxy Materials]

[when select "Log-in" button shareholder is directed to Screen 1 "Log-in Screen"]

Text - (left justified) View Proxy Materials

Text - (left justified) [Fidelity Investments]
[Fidelity Investments only appears when selecting to view materials from the log-in screen]

Text - (left justified) [Click on the document that you wish to view:]

[If shareholder has already input his/her control number the trust name: fund name, proxy materials for the campaign to which the control number applies, as well as well as shareholder meeting information (date, time, location) will appear before the table)

Table 1 - (centered)

Date	Trust Name: Fund Name(s)	Link(s) Click on the document that you wish to view:
[Mail Date of Proxy Inserted here]	[Trust Name: Fund Name(s) Inserted Here]	[Links to Letter, Q&A, Notice, Proxy Statement, Prospectus, Additional Solicitation Material, and Information Statement Inserted Here as applicable]
[Mail Date of Proxy Inserted here]	[Trust Name: Fund Name(s) Inserted Here]	[Links to Letter, Q&A, Notice, Proxy Statement, Prospectus, Additional Solicitation Material, and Information Statement Inserted Here as applicable]

Text 2 - (across bottom of screen)

© 2014 D.F. King & Co. - 48 Wall Street - 22nd Floor - New York, NY - 10005 Web site policy D.F. KING

An ASTOne Company

View Current Proxy Materials page:

Text - (left justified) View Current Proxy Materials

Text - (left justified) [Click on the document that you wish to view:]

[trust name: fund name, proxy materials for the campaign to which the control number applies, as well as well as shareholder meeting information (date, time, location) will appear here)

Text 2 - (across bottom of screen)

© 2014 D.F. King & Co. - 48 Wall Street - 22nd Floor - New York, NY - 10005 Web site policy D.F. KING

An ASTOne Company